40|86 SERIES TRUST

Focus 20 Portfolio	High Yield Portfolio
Equity Portfolio	Fixed Income Portfolio
Balanced Portfolio	Government Securities Portfolio
Money Market Portfolio

SUPPLEMENT DATED FEBRUARY 24, 2005
TO THE PROSPECTUS DATED MAY 1, 2004

On February 17, 2005, the Board of Trustees of the 40|86 Series Trust (the “Trust”) approved a plan to liquidate and terminate the Focus 20 Portfolio (the “Liquidation”), upon the recommendation of 40|86 Advisors, Inc., the investment adviser to the Trust. Completion of the Liquidation is subject to a number of conditions, including approval of the Liquidation by the shareholders of the Focus 20 Portfolio (including owners of variable annuity contracts and variable life insurance contracts having contract values allocated to a separate account invested in shares of the Focus 20 Portfolio). A special meeting of the shareholders of the Focus 20 Portfolio has been scheduled for May 9, 2005, at which time shareholders will vote to approve or disapprove the Liquidation. The Board of Trustees has set March 31, 2005 as the record date for the special meeting to consider the Liquidation.

If approved by shareholders, the liquidation of the Focus 20 Portfolio is expected to occur on or about May 31, 2005 (the “Liquidation Date”). On the Liquidation Date, the Focus 20 Portfolio will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind up its operations and terminate its existence.

In anticipation of the Liquidation of the Focus 20 Portfolio, the Board of Trustees approved the suspension of sales of shares of the Focus 20 Portfolio to insurance company separate accounts used to support variable annuity contracts and variable life insurance contracts that offer the Focus 20 Portfolio as an investment. As of February 18, 2005, the Trust will no longer offer or sell shares of the Focus 20 Portfolio to such separate accounts or other investors. However, dividends and distributions, if any, will continue to be reinvested in shares of the Focus 20 Portfolio.

Proxy materials describing the proposed Liquidation in greater detail and seeking shareholder approval of the Liquidation will be sent to shareholders of record.

The Trust expects that many shareholders may decide to redeem their shares in the Focus 20 Portfolio prior to the Liquidation. As a result, it is possible that the total assets of the Focus 20 Portfolio may reach a level at which it can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. In the event that such an asset level is reached, the Focus 20 Portfolio may invest its assets in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds.

SUPPLEMENT DATED FEBRUARY 24, 2005
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004

At a Board of Trustees (the “Board”) meeting held on December 2, 2004, Jess H. Parrish, an Independent Trustee, retired from the 40|86 Series Trust Board. The remaining Board members elected two new Independent Trustees to serve on the Board. The following information replaces the “Trustees and Officers of the Trust” section in the Statement of Additional Information” in its entirety.

Trustees and Officers of the Trust

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in “Management.” The Trust’s officers supervise the daily business operations of the Trust.

Each Trustee will serve the Trust until his or her successor is duly elected and qualified. All Trustees oversee the 8 Portfolios that make up the 40|86 Mutual Fund Complex, including 40|86 Series Trust (7 Portfolios), and 40|86 Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Diana H. Hamilton, 48 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2004	Independent Consultant in Municipal Finance Advisory; Formerly, State of Indiana Director of Public Finance; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
Harold W. Hartley, 80 535 N. College Drive Carmel, IN 46032	Trustee	Since November 1993	Chartered Financial Analyst; Retired, Executive Vice President, Tenneco Financial Services, Inc.; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	Ennis Business Forms, Inc.
Dr. R. Jan LeCroy, 73 535 N. College Drive Carmel, IN 46032	Trustee	Since November 1993	Retired, President, Dallas Citizens Council; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	SWS Group, Inc.
R. Matthew Neff, 49 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp. a financial services company engaged in the healthcare finance field; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
David N. Walthall, 59 535 N. College Drive Carmel, IN 46032	Trustee	Since October 1998
Principal, Walthall Asset Management. Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation,. Formerly, Director, Eagle National Bank. Trustee of one other investment company managed by the Adviser.
				2 registered investment companies consisting of 8 portfolios	Director, Da-Lite Screen Company
Interested Trustees and Officers
Gregory J. Hahn, 44* 535 N. College Drive Carmel, IN 46032	President and Trustee	Since March 2001	Chartered Financial Analyst. Senior Vice President, Adviser. President and Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
Audrey L. Kurzawa, 37 535 N. College Drive Carmel, IN 46032	Treasurer	Since October 2002	Certified Public Accountant; Controller, Adviser. Treasurer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
Sarah L. Bertrand, 37 535 N. College Drive Carmel, IN 46032	Secretary and Chief Compliance Officer	Since December 2004	Assistant Vice President, Legal & Compliance, Adviser. Secretary and Chief Compliance Officer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
William T. Devanney, 49 535 N. College Drive Carmel, IN 46032	Vice President	Since November 1993	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
_________________
*	The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and on an aggregate basis, in the registered investment companies overseen by the Trustee within the 40|86 Mutual Fund Complex as of December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the 40|86 Mutual Fund Complex
Independent Trustees
Diana H. Hamilton	None	None
Harold W. Hartley	None	$10,001 - $50,000
Dr. R. Jan LeCroy	None	None
R. Matthew Neff	None	None
David N. Walthall	None	None
Interested Trustee
Gregory J. Hahn*	None	None

*	The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

Compensation

Each Independent Trustee receives an annual retained fee of $7500, a fee of $1500 for each Board meeting, Independent Trustee meeting or separate committee meeting (that is, committee meeting(s) conducted in conjunction with a Board meeting or Independent Trustee meeting) he or she attends. Additionally, each Independent Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per-meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Independent Trustee for travel and out-of-pocket expenses.

The following table shows the compensation of each Independent Trustee for the fiscal year ending December 31, 2004 for affiliated investment companies within the 40|86 Mutual Fund Complex. At December 31, 2004, in addition to 40|86 Series Trust, the Fund Complex consists of eight separate portfolios including 40|86 Strategic Income Fund.

COMPENSATION TABLE
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the 40|86 Complex Paid to Trustees and Number of Portfolios *
Diana H. Hamilton	$1,750	$1,750 (2)
Harold W. Hartley	$14,208	$36,750 (17)
Dr. R. Jan LeCroy	$14,208	$36,750 (17)
R. Matthew Neff	$1,750	$1,750 (2)
David N. Walthall	$15,333	$39,750 (17)

*	Amount represents total compensation from all investment companies in the 40|86 Fund Complex, including the Trust and 40|86 Strategic Income Fund, for which the Trustee serves as a Board member. Messrs. Hartley, LeCroy and Walthall served as Trustee for Conseco Fund Group (8 portfolios) until April 30, 2004 and as a Director for Conseco StockCar Stocks Mutual Fund, Inc. (1 portfolio) until October 29, 2004.

None of the Independent Trustees, or his immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Trust, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit Committee	Diana H. Hamilton Harold W. Hartley, Chairperson Dr. R. Jan LeCroy R. Matthew Neff David N. Walthall	The Audit Committee meets with the independent auditors periodically to review the results of the audits and report the results to the full Board, evaluates the independence of the auditors, and reviews legal and regulatory matters that may effect the Trust	3
Compensation Committee	Diana H. Hamilton Harold W. Hartley Dr. R. Jan LeCroy, Chairperson R. Matthew Neff David N. Walthall	The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes to the independent trustees as a group.	0
Insurance Committee	Diana H. Hamilton Harold W. Hartley Dr. R. Jan LeCroy R. Matthew Neff, Chairperson David N. Walthall	The Insurance Committee periodically reviews and evaluates the insurance coverage that protects the Trust and the Trustees.	0
Retirement Committee	Diana H. Hamilton Harold W. Hartley Dr. R. Jan LeCroy R. Matthew Neff David N. Walthall, Chairperson	The Retirement Committee periodically reviews and evaluates the retirement policy and recommends any appropriate changes to the independent trustees as a group.	0
Nominating Committee*	Diana H. Hamilton, Chairperson Harold W. Hartley Dr. R. Jan LeCroy R. Matthew Neff David N. Walthall	The Nominating Committee reviews and evaluates candidates’ qualifications for Board membership and the nominees’ independence from the Trust’s manager and other principal service provider.	2

*	The Nominating Committee will not generally consider nominees recommended by shareholders.